Exhibit 99.2

October 27, 2009 Advent Investor Relations Contact: InvestorRelations@advent.com Advent Software, Inc. Third Quarter 2009 Earnings Highlights for Continuing Operations

ADVS Forward-Looking Statements The financial projections under Guidance for total revenue for Q409 and for the items under the column “Updated FY09”, our revenue growth and growth in operating cash flow, and other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known, and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Tamale Software, and achieving expected synergies and results; the anticipated proceeds and financial impact of divesting our MicroEdge subsidiary; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2008 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q309 Continuing Operations Business Highlights Margin expansion YoY GAAP operating margin 9% vs. 5% in Q308 Non-GAAP operating margin 19% vs. 14% in Q308 Total revenue of $64M 87% of which is recurring revenue 10% revenue growth over Q308 Term license annual contract value of $6.0M 10 new Geneva® and 19 new Advent Portfolio Exchange® contracts These results are for onsite software; outsourced contracts separate Strong operating cash flow from continuing operations of $19.8M 13% growth over Q308 Focus on core market Signed agreement to divest of MicroEdge segment effective 10/1/09* *Now shown as “discontinued operation” on financial statements

ADVS Q309 Continuing Operations Financial Highlights Metric Q308 Q309 $ +/- % +/- Revenue ($M) $58.2 $63.8 $5.6 10% ACV: Term License Annual Contract Value ($M) $6.2 $6.0 ($0.2) (3%) Operating Cash Flow ($M) $17.5 $19.8 $2.2 13% GAAP Operating Margin 5.5% 9.2% 3.7 points 67% Non-GAAP Operating Margin * 14.2% 19.3% 5.1 points 36% Non-GAAP Diluted EPS * $0.19 $0.30 $0.11 58% * See reconciliation of GAAP to Non-GAAP measures on slide #15

ADVS Continuing Operations Sustainably Growing Revenue ($M) 87% of Q309 revenue from recurring sources $192 $238 +24% $149 $163 +18% +10% +13% YTD YTD

ADVS Term License Annual Contract Value ($M) $20 $28 $28 $2 $7 $4 $13 YTD

ADVS Continuing Operations Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) 09/30/09

ADVS Continuing Operations Composition of Deferred Revenue ($M) $111 $141 $133 $57 $77 9/30/09

ADVS Continuing Operations Growth in Operating Cash Flow ($M) $56 $70 $33 $40 $52 Q309 growth over Q308 was over $2M, or 13% Quarterly continuing operations data unavailable prior to 2008

ADVS Q309 Continuing Operations Revenue Components ($M) Q308 Q309 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $46.9 $55.3 $8.4 18% Term License Revenue $15.4 $24.3 $8.9 58% Perpetual Maintenance $19.6 $18.7 ($0.8) (4%) Other Recurring $12.0 $12.4 $0.3 3% Perpetual License Revenue $3.2 $2.4 ($0.8) (25%) AUA Fee Revenue $1.5 $1.2 ($0.3) (21%) Perpetual License Revenue $1.7 $1.2 ($0.5) (29%) Professional Services & Other Revenue $8.1 $6.1 ($2.0) (25%) Total Revenue $58.2 $63.8 $5.6 10%

ADVS Continuing Operations Renewal Rates Q108-Q209 New Calculation* Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year * Previous calculation is provided on the trended disclosures report on Advent’s Investor Relations home page Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete)

ADVS Q309 Continuing Operations Income Statement Highlights * See reconciliation of GAAP to Non-GAAP measures on slide #15 Q308 Q309 $ +/- % +/- Total Revenue ($M) $58.2 $63.8 $5.6 10% GAAP Gross Profit ($M) $35.9 $42.8 $6.9 19% GAAP Gross Margin 62% 67% 5 points 9% GAAP Income from Operations ($M) $3.2 $5.8 $2.7 83% GAAP Operating Margin 5.5% 9.2% 3.7 points 67% GAAP Net Income ($M) $1.8 $3.9 $2.1 114% GAAP Net Income (%) 3.1% 6.1% 3.0 points 95% GAAP Diluted EPS ($) $0.06 $0.15 $0.08 127% Non-GAAP Income from Operations ($M)* $8.3 $12.3 $4.0 49% Non-GAAP Operating Margin* 14.2% 19.3% 5.1 points 36% Non-GAAP Diluted EPS ($)* $0.19 $0.30 $0.11 58% Headcount (Q309 includes 65 from the Q408 Tamale acquisition) 904 966 62 7% )

ADVS 2009 Continuing Operations Updated Guidance Guidance Q409 Updated FY09 Total Revenue ($M) $64M - $66M $257M - $259M YoY Revenue Growth (1%) – (4%) 8% - 9% GAAP Operating Margin 10% - 11% Amortization of Intangibles (% of revenue) 1% - 2% Stock Compensation Expense (% of revenue) 7% - 8% Non-GAAP Operating Margin 19% - 20% Operating Cash Flow ($M) $70 - $75 Capital Expenditures, incl. cap’d SW devel. ($M) $7 - $9 Weighted Average Shares Outstanding Growth * 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 30% - 35% Effective Tax Rate (Non-GAAP) 35% * Excluding the impact of any share repurchase See reconciliation of GAAP to Non-GAAP guidance on slide #16

Continuing Operations GAAP Income Statement – Trailing 7 Quarters

ADVENT SOFTWARE, INC
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands)

The purpose of this slide is to present the Advent continuing operations' statement of operations for the previous seven quarters.

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Net revenues:							
Term license, maintenance and other recurring	$ 44,909	$ 46,493	$ 46,931	$ 53,111	$ 56,307	$ 54,763	$ 55,346
Perpetual license fees	4,217	4,100	3,168	5,323	2,685	2,578	2,370
Professional services and other	6,138	7,386	8,053	8,055	7,333	5,727	6,066
Total net revenues	55,264	57,979	58,152	66,489	66,325	63,068	63,782
Cost of revenues:							
Term license, maintenance and other recurring	9,936	10,550	11,095	12,217	11,345	11,464	11,920
Perpetual license fees	158	68	142	120	112	78	65
Professional services and other	7,008	7,878	10,453	8,819	8,055	7,507	7,628
Amortization of developed technology	548	558	575	1,380	1,405	1,324	1,416
Total cost of revenues	17,650	19,054	22,265	22,536	20,917	20,373	21,029
Gross margin	37,614	38,925	35,887	43,953	45,408	42,695	42,753
Operating expenses:							
Sales and marketing	13,877	14,272	14,142	15,648	15,779	15,132	15,627
Product development	11,012	10,948	9,357	11,580	12,119	11,230	12,179
General and administrative	8,519	8,668	9,029	9,671	8,639	8,657	8,636
Amortization of other intangibles	371	216	134	439	439	438	438
Acquired in-process research and development	-	-	-	400	-	-	-
Restructuring charges	56	(1)	41	5	44	12	36
Total operating expenses	33,835	34,103	32,703	37,743	37,020	35,469	36,916
Income from operations	3,779	4,822	3,184	6,210	8,388	7,226	5,837
Interest and other income (expense), net	228	3,559	(154)	(455)	(372)	2,151	(194)
Income before income taxes	4,007	8,381	3,030	5,755	8,016	9,377	5,643
Provision for income taxes	1,332	1,199	1,207	119	2,653	2,218	1,741
Net income	$ 2,675	$ 7,182	$ 1,823	$ 5,636	$ 5,363	$ 7,159	$ 3,902
Net income per share							
Basic	$ 0.10	$ 0.27	$ 0.07	$ 0.21	$ 0.21	$ 0.28	$ 0.15
Diluted	$ 0.10	$ 0.26	$ 0.06	$ 0.21	$ 0.21	$ 0.27	$ 0.15
Weighted average shares used to compute net income per share							
Basic	26,570	26,712	26,788	26,478	25,249	25,288	25,527
Diluted	28,080	28,119	28,198	26,781	25,844	26,140	26,630

14

Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 42,753 $ 67% 5,837 $ 9% 3,902 $ Amortization of acquired developed technology 782 782 782 Amortization of other acquired intangibles - 438 438 Stock-based compensation - cost of revenues 834 834 834 Stock-based compensation - operating expenses - 4,364 4,364 Restructuring charges - 36 36 Income tax adjustment for non-GAAP (1) - - (2,493) Non-GAAP 44,369 $ 70% 12,291 $ 19% 7,863 $ Diluted net income per share GAAP 0.15 $ Non-GAAP 0.30 $ Shares used to compute diluted net income per share 26,630 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 35,887 $ 62% 3,184 $ 5% 1,823 $ Amortization of acquired developed technology 52 52 52 Amortization of other acquired intangibles - 134 134 Stock-based compensation - cost of revenues 606 606 606 Stock-based compensation - operating expenses - 4,245 4,245 Restructuring charges - 41 41 Income tax adjustment for non-GAAP (1) - - (1,631) Non-GAAP 36,545 $ 63% 8,262 $ 14% 5,270 $ Diluted net income per share GAAP 0.06 $ Non-GAAP 0.19 $ Shares used to compute diluted net income per share 28,198 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended September 30, 2009 and 2008, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended September 30, 2008 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations' operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States. Three Months Ended September 30, 2009 for Continuing Operations

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 10% to 11% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 1% to 2% Projected stock based compensation adjustment 7% to 8% Projected non-GAAP 19% to 20% Twelve Months Ended December 31, 2009 Continuing Operations Operating Income % Advent Software, Inc. Reconciliation of Projected Continuing Operations' GAAP Operating Income % to Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations' operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations' underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. These presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.